SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 29, 2003


                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


        CAYMAN ISLANDS                333-75899                 66-0587307
  (State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation or            File Number)          Identification No.)
        organization)

           4 GREENWAY PLAZA
            HOUSTON, TEXAS                                        77046
       (Address of principal executive                          (Zip Code)
                offices)


       Registrant's telephone number, including area code: (713) 232-7500


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ITEM  7.  Financial  Statements  and  Exhibits.

(c)  Exhibits

     The following exhibit is furnished pursuant to Item 12:

     99.1 Transocean Inc. Press Release Reporting Second Quarter 2003 Financial Results.

ITEM  9.  Regulation  FD  Disclosure.

The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition) in accordance with Securities and Exchange Commission Release No. 33-8216.

Our press release dated July 29, 2003, concerning second quarter 2003 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the attached press release, we discuss net loss (income), excluding an after-tax loss from early retirement of debt, after-tax charges pertaining to the impairment of certain assets and the favorable resolution of a non-U.S. income tax liability, on a total and per share basis for the quarter and six months ended June 30, 2003. We also discuss net income, excluding non-cash charges pertaining to the impairment of an asset belonging to our Gulf of Mexico Shallow and Inland Water business segment and the adoption of Statement of Financial Accounting Standards 142, Goodwill and Other Tangible Assets, on a total and per share basis for the six months ended June 30, 2002. This information is provided because management believes exclusion of these items will help investors compare results between periods and identify operating trends that could otherwise be masked by these items. The most directly comparable GAAP financial measure, net loss (income), and information reconciling the GAAP and non-GAAP measures are included in the press release.

In the press release, we also discuss field operating income for each of our business segments for the quarter and six months ended June 30, 2003. Management believes field operating income is a useful measure of the operating results of a particular segment since the measure only deducts expenses directly related to a segment's operations from that segment's revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the press release.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the


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information  in  this  report  is  not  intended  to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               TRANSOCEAN INC.

Date:  July  29,  2003                         By:  /s/  Gregory L. Cauthen
                                                    -------------------------
                                                    Gregory L. Cauthen
                                                    Senior Vice President and
                                                    Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit Number     Description
--------------     -----------
     99.1          Transocean  Inc. Press Release Reporting Second Quarter 2003
                   Financial  Results.


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